EXHIBIT 99.2



SUPPLEMENTAL  INFORMATION  ON  THE  CHANGE  IN  REVENUE  RECOGNITION  METHOD:

Annual  Impact
--------------
The Company has restated its 2002 and 2001 financial statements in order to reflect its Delaware and Maryland natural gas divisions on the "accrual" rather than the "as billed" revenue recognition method. This change, which had an insignificant effect on the Company's annual results for the last three years, reflects gas consumed by the Company's customers through the last day of the year as revenue. The Company's Florida division has historically used the "accrual" method in accordance with Florida Public Service Commission requirements. The Delaware and Maryland divisions have historically used the "as billed" method to recognize revenues consistent with the rate-setting processes in those states. In order to consistently apply the "accrual" method, the Company met separately with the staffs of the Delaware and Maryland Public
Service Commissions to determine the regulatory impact of the change. Having determined that there is little to no impact, the Company has conformed the revenue recognition method used in its Delaware and Maryland divisions to the method used by its Florida division. In order to provide comparable information, the Company is restating its 2002 and 2001 financial statements to reflect the "accrual" revenue recognition method. As a result of the restatement, retained earnings of the Company as of January 1, 2001 has increased by $697,000 compared to previously reported amounts. As indicated below, the change has no impact on basic earnings per share. There is no impact on fully diluted earnings per share in 2002 and a $0.01 decrease in 2001. Dollars are shown in thousands, except per share amounts.


---------------------------------------------------------------------------------------------------------------------------------
                                       DECEMBER 31,     IMPACT OF     DECEMBER 31,    DECEMBER 31,     IMPACT OF     DECEMBER 31,
                                          2002           REVENUE         2002            2001           REVENUE         2001
                                      AS PREVIOUSLY    RECOGNITION                   AS PREVIOUSLY    RECOGNITION
                                       REPORTED (1)      CHANGE       AS RESTATED     REPORTED (1)      CHANGE       AS RESTATED
---------------------------------------------------------------------------------------------------------------------------------
SELECTED INCOME STATEMENT INFORMATION
  Operating Revenues . . . . . . . .  $     134,101  $          42   $     134,143   $     157,670  $        (519)  $     157,151
  Operating Income . . . . . . . . .         16,618            (13)         16,605          16,270            (49)         16,221
  Income from Continuing Operations.          7,543             (8)          7,535           7,371            (30)          7,341
  Net Income . . . . . . . . . . . .          3,729             (8)          3,721           6,722            (30)          6,692

EARNINGS PER SHARE OF COMMON STOCK
Basic
  From Continuing Operations . . . .  $        1.37  $           -   $        1.37   $        1.37  $           -   $        1.37
  Net Income . . . . . . . . . . . .  $        0.68  $           -   $        0.68   $        1.25  $           -   $        1.25

Diluted
  From Continuing Operations . . . .  $        1.37  $           -   $        1.37   $        1.35  $           -   $        1.35
  Net Income . . . . . . . . . . . .  $        0.68  $           -   $        0.68   $        1.24  $       (0.01)  $        1.23

SELECTED BALANCE SHEET INFORMATION
Assets
  Accounts receivable. . . . . . . .  $      24,046  $       3,298   $      27,344
  Underrecovered purchased
    gas costs. . . . . . . . . . . . .        2,969         (2,206)            763
  Income taxes . . . . . . . . . . .            488             27             515
  Other regulatory assets. . . . . .          2,021              8           2,029

Liabilities
  Deferred income taxes. . . . . . .  $        (418) $         468   $          50

Stockholders' Equity
  Retained earnings. . . . . . . . .  $      32,239  $         659   $      32,898

(1) December 31, 2002 and 2001 Operating Revenue, Operating Income and Income from Continuing Operations exclude the results of the operations discontinued in 2003 and include minor reclassifications to conform with the presentation of the 2003 results.


Quarterly  Impact
-----------------
Under the "as billed" method, revenue is recorded after the customer's meter has been read. Under the "accrual" method, revenue is based on an estimate of actual deliveries during any accounting period. The change from the "as billed" method to the "accrual" method has the effect of eliminating the delay inherent in the "as billed" revenue recognition method. As a result, during periods where temperatures are getting increasingly colder, the "accrual" method recognizes more revenue than the "as billed" method. During periods where temperatures are getting increasingly warmer, the "accrual" method recognizes less revenue than the "as billed" method. Over a twelve-month period the differences are relatively small, because twelve months consist of a complete weather cycle. However, there are more significant differences when looking at quarterly data, because the temperatures at the beginning of any individual quarter can be significantly different than at the end of that quarter. For example, as indicated below, while the "accrual" revenue recognition method increased net income for 2003 by only $4,000, seasonal variances affect quarterly net income by up to $400,000.

The following schedules detail the impact on quarterly results. Dollars are shown in thousands, except per share amounts.


                                           ----------------- 2003 -----------------  ----------------- 2002 -----------------
                                             AS BILLED      IMPACT OF     ACCRUAL      AS BILLED      IMPACT OF     ACCRUAL
                                               METHOD        REVENUE      METHOD         METHOD        REVENUE      METHOD
                                           AS PREVIOUSLY   RECOGNITION               AS PREVIOUSLY   RECOGNITION
                                            REPORTED (1)     CHANGE     AS RESTATED   REPORTED (1)     CHANGE     AS RESTATED
-----------------------------------------------------------------------------------------------------------------------------
SELECTED FINANCIAL INFORMATION
  Operating Revenues
      First quarter . . . . . . . . . . .  $    63,924   $      (965)  $    62,959   $    45,851   $      (735)  $    45,116
      Second quarter. . . . . . . . . . .       32,237        (1,452)       30,785        28,633        (1,845)       26,788
      Third quarter . . . . . . . . . . .       23,174           275        23,449        20,617           160        20,777
      Fourth quarter. . . . . . . . . . .       42,388         2,717        45,105        39,000         2,462        41,462
-----------------------------------------------------------------------------------------------------------------------------
  Total Operating Revenues. . . . . . . .  $   161,723   $       575   $   162,298   $   134,101   $        42   $   134,143
-----------------------------------------------------------------------------------------------------------------------------

  Operating Income
      First quarter . . . . . . . . . . .  $    12,566   $      (256)  $    12,310   $     9,152   $      (187)  $     8,965
      Second quarter. . . . . . . . . . .        3,268          (406)        2,862         2,093          (553)        1,540
      Third quarter . . . . . . . . . . .          144             9           153          (153)           14          (139)
      Fourth quarter. . . . . . . . . . .        5,594           660         6,254         5,526           713         6,239
-----------------------------------------------------------------------------------------------------------------------------
  Total Operating Income. . . . . . . . .  $    21,572   $         7   $    21,579   $    16,618   $       (13)  $    16,605
-----------------------------------------------------------------------------------------------------------------------------

  Income from Continuing Operations
      First quarter . . . . . . . . . . .  $     6,789   $      (153)  $     6,636   $     5,057   $      (112)  $     4,945
      Second quarter. . . . . . . . . . .        1,177          (242)          935           620          (330)          290
      Third quarter . . . . . . . . . . .         (715)            5          (710)         (721)            8          (713)
      Fourth quarter. . . . . . . . . . .        2,824           394         3,218         2,587           426         3,013
-----------------------------------------------------------------------------------------------------------------------------
  Total Income from Continuing Operations  $    10,075   $         4   $    10,079   $     7,543   $        (8)  $     7,535
-----------------------------------------------------------------------------------------------------------------------------

  Net Income
      First quarter . . . . . . . . . . .  $     6,628   $      (153)  $     6,475   $     2,967   $      (112)  $     2,855
      Second quarter. . . . . . . . . . .        1,176          (242)          934           530          (330)          200
      Third quarter . . . . . . . . . . .         (865)            5          (860)         (939)            8          (931)
      Fourth quarter. . . . . . . . . . .        2,349           394         2,743         1,171           426         1,597
-----------------------------------------------------------------------------------------------------------------------------
  Total Net Income. . . . . . . . . . . .  $     9,288   $         4   $     9,292   $     3,729   $        (8)  $     3,721
-----------------------------------------------------------------------------------------------------------------------------

(1) Operating Revenue, Operating Income and Income from Continuing Operations for the quarters of 2002 and previously filed quarters of 2003 exclude the results of the operations discontinued in 2003 and include minor reclassifications to conform with the presentation of the year-end 2003 results.



                                           ----------------- 2003 -----------------  ----------------- 2002 -----------------
                                             AS BILLED      IMPACT OF     ACCRUAL      AS BILLED      IMPACT OF     ACCRUAL
                                               METHOD        REVENUE      METHOD         METHOD        REVENUE      METHOD
                                           AS PREVIOUSLY   RECOGNITION               AS PREVIOUSLY   RECOGNITION
                                            REPORTED (1)     CHANGE     AS RESTATED   REPORTED (1)     CHANGE     AS RESTATED
-----------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE OF COMMON STOCK
Basic
-----
  From Continuing Operations
      First quarter . . . . . . . . . . .  $      1.22   $     (0.03)  $      1.19   $      0.93   $     (0.02)  $      0.91
      Second quarter. . . . . . . . . . .  $      0.21   $     (0.04)  $      0.17   $      0.11   $     (0.06)  $      0.05
      Third quarter . . . . . . . . . . .  $     (0.13)  $         -   $     (0.13)  $     (0.13)  $         -   $     (0.13)
      Fourth quarter. . . . . . . . . . .  $      0.50   $      0.07   $      0.57   $      0.47   $      0.07   $      0.54

      FISCAL YEAR . . . . . . . . . . . .  $      1.80   $         -   $      1.80   $      1.37   $         -   $      1.37

  Net Income
      First quarter . . . . . . . . . . .  $      1.19   $     (0.03)  $      1.16   $      0.55   $     (0.03)  $      0.52
      Second quarter. . . . . . . . . . .  $      0.21   $     (0.04)  $      0.17   $      0.10   $     (0.06)  $      0.04
      Third quarter . . . . . . . . . . .  $     (0.15)  $         -   $     (0.15)  $     (0.17)  $         -   $     (0.17)
      Fourth quarter. . . . . . . . . . .  $      0.42   $      0.07   $      0.49   $      0.21   $      0.08   $      0.29

      FISCAL YEAR . . . . . . . . . . . .  $      1.66   $         -   $      1.66   $      0.68   $         -   $      0.68

Diluted
-------
  From Continuing Operations
      First quarter . . . . . . . . . . .  $      1.19   $     (0.03)  $      1.16   $      0.90   $     (0.02)  $      0.88
      Second quarter. . . . . . . . . . .  $      0.21   $     (0.04)  $      0.17   $      0.11   $     (0.06)  $      0.05
      Third quarter . . . . . . . . . . .  $     (0.13)  $         -   $     (0.13)  $     (0.13)  $         -   $     (0.13)
      Fourth quarter. . . . . . . . . . .  $      0.49   $      0.07   $      0.56   $      0.47   $      0.07   $      0.54

      FISCAL YEAR . . . . . . . . . . . .  $      1.76   $         -   $      1.76   $      1.37   $         -   $      1.37

  Net Income
      First quarter . . . . . . . . . . .  $      1.16   $     (0.03)  $      1.13   $      0.53   $     (0.02)  $      0.51
      Second quarter. . . . . . . . . . .  $      0.21   $     (0.04)  $      0.17   $      0.10   $     (0.06)  $      0.04
      Third quarter . . . . . . . . . . .  $     (0.15)  $         -   $     (0.15)  $     (0.17)  $         -   $     (0.17)
      Fourth quarter. . . . . . . . . . .  $      0.41   $      0.07   $      0.48   $      0.21   $      0.08   $      0.29

      FISCAL YEAR . . . . . . . . . . . .  $      1.63   $         -   $      1.63   $      0.68   $         -   $      0.68

(1) Operating Revenue, Operating Income and Income from Continuing Operations for the quarters of 2002 and previously filed quarters of 2003 exclude the results of the operations discontinued in 2003 and include minor reclassifications to conform with the presentation of the year-end 2003 results.
